                      Morgan Stanley Global Advantage Fund
                          Item 77(O) 10F-3 Transactions
                        June 1, 2007 - November 30, 2007

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   Security      Purchase/     Size of   Offering       Total       Amount of      % of     % of Funds
   Purchased     Trade Date   Offering   Price of     Amount of       Shares     Offering      Total        Brokers      Purchased
                                          Shares       Offering     Purchased    Purchased    Assets                       From
                                                                     By Fund      By Fund
---------------- ----------- ---------- ---------- --------------- ----------- ------------
                                                                                                              Citi,
                                                                                                           JPMorgan,
                                                                                                             Lehman
                                                                                                           Brothers,
                                                                                                         Merrill Lynch
                                                                                                           & Co., UBS
                                                                                                           Investment
                                                                                                          Bank, Credit
                                                                                                            Suisse,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Morgan
                                                                                                          Stanley, ABN
                                                                                                              AMRO
                                                                                                           Rothschild
 MF Global Ltd.   07/18/07        -       $30.00   $2,921,392, 950    91,400       0.09%       1.00%    LLC, Banc of     Citigroup
                                                                                                             America
                                                                                                           Securities
                                                                                                            LLC, BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                          HSBC, Keefe,
                                                                                                           Bruyette &
                                                                                                             Woods,
                                                                                                            Sandler
                                                                                                            O'Neil +
                                                                                                           Partners,
                                                                                                             L.P.,
                                                                                                            Wachovia
                                                                                                           Securities
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